Exhibit 10.3

FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is effective as of the 1st day of September 2005 (the “Amendment Effective Date”).

RECITALS

WHEREAS, ONEOK, INC., an Oklahoma corporation (the “Borrower”), BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”) and as a Lender and L/C Issuer, and the financial institutions therein named as Lenders are parties to that certain Credit Agreement dated as of September 17, 2004, as amended by the First Amendment dated as of May 4, 2005, as amended by the Second Amendment dated as of July 25, 2005, and as amended by the Third Amendment dated as of September 13, 2005 (the “Credit Agreement”); and

WHEREAS, the Borrower and the undersigned Lenders desire to amend the definition of “Consolidated Net Worth” to permit adjustments to consolidated shareholders’ equity resulting from unrealized gains or losses under Swap Contracts.

NOW THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:

Paragraph 1. Amendment to Definition of “Consolidated Net Worth”. Effective as of the Amendment Effective Date, Section 1.01 of the Credit Agreement is hereby amended by revising the definition of “Consolidated Net Worth” to read as follows:

“Consolidated Net Worth” means, as of any date of determination, consolidated shareholders’ equity, determined in accordance with GAAP, of the Borrower and its Restricted Subsidiaries as of that date, adjusted as follows: either (a) less the absolute value of net unrealized gains resulting from Swap Contracts that are recorded by the Borrower in accumulated other comprehensive income (loss) as determined in accordance with GAAP, or (b) plus the absolute value of net unrealized losses resulting from Swap Contracts that are recorded by the Borrower in accumulated other comprehensive income (loss) as determined in accordance with GAAP.

Paragraph 2. Amendment to Compliance Certificate. Effective as of the Amendment Effective Date, Exhibit C to the Credit Agreement (Form of Compliance Certificate) is hereby amended by revising Section 7.08.B of Schedule 2 thereof to read as follows:

B. Consolidated Net Worth at Statement Date: (sum of Lines B.1. through B.3.):	$
1. Consolidated Net Worth at Statement Date on the Balance Sheet	$

2.      Plus the sum of (a) the “Qualifying Amount of Pledged Notes and Convertibles” (taken from line A.1.a. above) plus (b) the “Qualifying Amount of Subordinated Securities” (taken from line A.1.b. above):

$
3. Either: Less the absolute value of net unrealized gains resulting from Swap Contracts that are recorded by the Borrower in accumulated other comprehensive income (loss)	$

or
Plus the absolute value of net unrealized losses resulting from Swap Contracts that are recorded by the Borrower in accumulated other comprehensive income (loss)	$

Paragraph 3. Amendment Effective Date. This Amendment shall be effective as of the Amendment Effective Date, provided that the Administrative Agent shall have received counterparts of this Amendment, executed by the Borrower and the Required Lenders.

Paragraph 4. Acknowledgment and Ratification Representations and Warranties. The Borrower acknowledges and agrees that the execution, delivery, and performance of this Amendment shall in no way release, diminish, impair, reduce, or otherwise affect the obligations of the Borrower under the Credit Agreement, which Credit Agreement shall remain in full force and effect, and all rights thereunder are hereby ratified and confirmed. Borrower represents and warrants to the Lenders that as of the date of execution of this Amendment and as of the Amendment Effective Date:

(a) (i) all representations and warranties in the Credit Agreement are true and correct in all material respects as though made on the date hereof, except to the extent that any of them speak to a different specific date, in which case they are true and correct as of such earlier date, and for purposes of this Amendment the representations and warranties contained in subsection (a) and (b) of Section 5.05 shall be deemed to refer to the most recent financial statements furnished by the Borrower pursuant to clauses (a) and (b) of Section 6.01, and (ii) no Default or Event of Default exists;

(b) the execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action, and do not and will not contravene the terms of any of the Borrower’s organizational documents or any Requirement of Law or any indenture or loan or credit agreement or any other material agreement or instrument to which the Borrower is a party or by which it is bound or to which it or its properties are subject;

(c) no authorizations, approvals or consents of, and no filings or registrations with, any Governmental Authority or any other person are necessary for the execution, delivery or performance by the Borrower of this Amendment or for the validity or enforceability thereof, other than routine informational filings with the SEC and/or other Governmental Authorities; and

(d) this Amendment constitutes the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability, and by judicial discretion regarding the enforcement of or any applicable laws affecting remedies (whether considered in a court of law or a proceeding in equity).

Paragraph 5. Definitions Generally; Governing Law; Miscellaneous. Unless otherwise defined in this Amendment, capitalized terms used herein shall have the meaning set forth in the Credit Agreement. This Amendment shall be governed by the internal laws of the State of New York. Unless stated otherwise, (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, and (c) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

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Paragraph 6. ENTIRE AGREEMENT. THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THIS AMENDMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES RELATING TO THIS SUBJECT MATTER.

Remainder of Page Intentionally Blank.

Signature Pages to Follow

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

ONEOK, INC.

By:	/s/
Name:
Title:

[Signature Page to Fourth Amendment to Credit Agreement]

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ MICHELLE A. SCHOENFELD
Michelle A. Schoenfeld
Senior Vice President

BANK OF AMERICA, N.A., as a Lender

By:	/s/ MICHELLE A. SCHOENFELD
Michelle A. Schoenfeld
Senior Vice President

[Signature Page to Fourth Amendment to Credit Agreement]

CITIBANK, N.A., as a Lender and L/C Issuer

By:	/s/
Name:
Title:

[Signature Page to Fourth Amendment to Credit Agreement]

ABN AMRO Bank N.V., as a Lender

By:	/s/
Name:
Title:

[Signature Page to Fourth Amendment to Credit Agreement]

JPMORGAN CHASE BANK, N.A., as successor by merger to BANK ONE, NA, as a Lender

By:	/s/
Name:
Title:

[Signature Page to Fourth Amendment to Credit Agreement]

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/
Name:
Title:

[Signature Page to Fourth Amendment to Credit Agreement]

THE ROYAL BANK OF SCOTLAND plc, as a Lender

By:	/s/
Name:
Title:

[Signature Page to Fourth Amendment to Credit Agreement]

UBS LOAN FINANCE LLC, as a Lender

By:	/s/
Name:
Title:

[Signature Page to Fourth Amendment to Credit Agreement]

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/
Name:
Title:

[Signature Page to Fourth Amendment to Credit Agreement]

SUNTRUST BANK, as a Lender

By:	/s/
Name:
Title:

[Signature Page to Fourth Amendment to Credit Agreement]

BANK OF OKLAHOMA N.A., as a Lender

By:	/s/
Name:
Title:

[Signature Page to Fourth Amendment to Credit Agreement]

WESTLB AG, NEW YORK BRANCH, as a Lender

By:	/s/
Name:
Title:

[Signature Page to Fourth Amendment to Credit Agreement]

UNION BANK OF CALIFORNIA, N.A., as a Lender

By:	/s/
Name:
Title:

[Signature Page to Fourth Amendment to Credit Agreement]

KBC BANK N.V., as a Lender

By:	/s/
Name:
Title:

[Signature Page to Fourth Amendment to Credit Agreement]

UMB BANK, N.A., as a Lender

By:	/s/
Name:
Title:

[Signature Page to Fourth Amendment to Credit Agreement]

ARVEST BANK, as a Lender

By:	/s/
Name:
Title:

[Signature Page to Fourth Amendment to Credit Agreement]